KANGAROO
EXPRESS
NEW
GREAT TASTING
COFFEE

KANGAROO
EXPRESS

13th Annual ICR XChange Conference

Mark R. Bierley, SVP and CFO
January 12, 2011

Safe Harbor Statement
Some of the statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical facts included herein, including those related to the company’s financial outlook, goals, business strategy, projected plans and objectives of management for future operations and liquidity, are forward-looking statements. These forward-looking statements are based on the company’s plans and expectations and involve a number of risks and uncertainties that could cause actual results to vary materially from the results and events anticipated or implied by such forward-
looking statements. Please refer to the company’s Annual Report on Form 10-
K and its other filings with the SEC for a discussion of significant risk factors applicable to the company. In addition, the forward-looking statements included in this presentation are based on the company’s estimates and plans as of the date of this presentation. While the company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

Indiana
Kansas
Missouri
Kentucky
Virginia
North Carolina
Tennessee
South Carolina
Mississippi
Alabama
Georgia
Louisiana
Florida

Leading convenience store retailer concentrated in the
southeastern United States

_____________________
Note: Map is illustrative
1,667 Stores Located in Thirteen States as of January 11, 2011
 Pantry Store Locations

Key Strategies

■ Improve comp sales and merchandise gross margin with focus on Coffee and Meals & Snacks
■ Invest in technology to drive effectiveness and efficiency
■ 2% to 4% annual store growth target
■ Accelerate EBITDA and cash flow growth

55.5%
33.8%
Pantry
Total Merchandise
Industry
Foodservice

Why Meals & Snacks?
_____________________
(1) Represents fiscal year 2010 total merchandise gross margin for The Pantry
(2) Industry data is foodservice only for Calendar Year 2009 and Industry source is NACS SOI
1
2
Gross Margin Comparison

Focused on capturing the foodservice opportunity

_____________________
(1) Pantry Foodservice includes Fast Foodservice, Self-Service Fast Foods and Beverages and is for FY2010
(2) Industry Data is for Calendar Year 2009 and Industry source is NACS
Industry2
Pantry1
17%
9%
Foodservice Mix of Total Inside Sales

Other, 15%
Hot Disp Bev, 30%
Chicken, 5%
Pizza, 10%
Hot Dogs, 10%
Sandwiches, 15%
Cold Disp Bev, 15%

Why Coffee?
Industry Foodservice Sales Mix
Source: Convenience Store News 2009 Extended Foodservice Study. Figures based on annual 2008 average per store sales and rounded to nearest 5% interval

DISPENSING
PREPARATION
Bean Street Coffee Focus

16oz
20oz
24oz
12oz
16oz
20oz
24oz
CUPS
ASSORTMENT
Bean Street Coffee Focus

KANGAROO EXPRESS

NEW
COFFEE

NEW
GREAT TASTING
GREAT TASTING
COFFEE

Bean Street Coffee Focus
Coffee
Hospitality Host

NEW
GREAT TASTING
COFFEE

KANGAROO
EXPRESS
KANGAROO
EXPRESS

Getting the word out
Sampling
Strategic Partnerships
Digital Relationship Marketing
“Battle for Bean Street”
Radio

KANGAROO EXPRESS

condiments
BEAN STREET
COFFEE COMPANY

The GRILL DEPOT

12

FRESH focus on breakfast, lunch, all day snacks
Lunch
Breakfast
Snacks

Fast, Friendly and Clean Platform

FRESH Program Highlights

■ Estimated $30-45K average investment per store for Fresh elements
■ Expect 20% cash on cash returns
■ Coffee is King
■ Breakfast, lunch and all day snack occasions
■ Fast, Friendly and Clean foundation
■ 130 stores completed by end of calendar 2010 (Raleigh and Charlotte)
■ Expect 400 stores completed by end of calendar 2011
Financials
Focus
Roll-out

Systems investment to drive effectiveness and
efficiency

■ Site-level optimization
■ 10 bps = $2 million
■ Software fully installed across the chain as of January 11, 2011
■ PCI Compliant
■ Promotional flexibility
■ Capturing transaction level detail
■ Multi-phase initiative
 - Phase 1: Task Management, launched in Q1 2011
 - Phase 2: Labor Scheduling
 - Phase 3: Time and Attendance
KSS Gas Pricing
Point of Sale
Workforce
Management

High degree of fragmentation presents continued
consolidation opportunities

79% of U.S. Convenience Stores are Single Stores or Small Chains
145,000 Total U.S. C-Stores
_____________________
Source: U.S. Convenience December 2009 Store Count (Gas and Non-Gas) from NACS/TDLinx

Acquisition

7.3
6.6
4.4
Kansas
North Carolina
South Carolina

Low C-Store Channel Density1
Geographic Diversification2
= Pantry Site
= Presto Site
_____________________
(1) Stores per 10,000 residents from U.S. Census Bureau 2009 population estimates and
U.S. Convenience December 2009 Store Count (Gas and Non-Gas) from NACS/TDLinx
(2) Map is illustrative

($ in mm)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$134
$154
$141
$158
$169
$155
2005
2006
2007
2008
2009
2010
Fiscal Year

($ in mm)
$300
$250
$200
$150
$100
$50
$0
$219
$279
$215
$250
$281
$238
2005
2006
2007
2008
2009
2010
Fiscal Year

_____________________
(1) Fiscal year 2010 included 53 weeks
(2) We are no longer including lease payments we make under our lease finance obligations as a reduction in our presentation of Adjusted EBITDA. See slides 27 and 28, which include a reconciliation of Adjusted EBITDA to the most comparable U.S. GAAP financial measures.
History of consistent cash flows & Adjusted EBITDA

Adjusted EBITDA 2
Operating Cash Flow
1
1

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Fuel
Merchandise
$4,429
$3,200
$1,229
$5,962
$4,576
$1,386
$6,911
$5,335
$1,576
$8,996
$7,359
$1,637
$6,390
$4,731
$1,659
$7,265
$5,467
$1,798
2005
2006
2007
2008
2009
2010
Fiscal Year

Fuel comprises the majority of revenue

Revenue Split: Merchandise vs. Fuel
($ in mm)
_____________________
(1) Fiscal year 2010 included 53 weeks
1

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Fuel
Merchandise
$663
$799
$811
$857
$898
$872
$214
$281
$225
$262
$311
$265
$449
$518
$586
$595
$587
$607
2005
2006
2007
2008
2009
2010
Fiscal Year

Gross profit is driven by merchandise

Gross Profit Split: Merchandise vs. Fuel
($ in mm)
_____________________
(1) Fiscal year 2010 is 53 weeks
1

CPG
OIL
30
25
20
15
10
5
0
$150
$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
21.2¢
11.1¢
14.1¢
17.4¢
8.7¢
11.5¢
12.8¢
10.5¢
10.6¢
9.0¢
10.7¢
19.2¢
25.8¢
11.2¢
9.3¢
14.0¢
11.0¢
14.0¢
15.6¢
11.2¢
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Oil price changes drive volatility in quarterly retail
gasoline margins

_____________________
Source: Energy Information Administration. Data represents daily average futures contract price per barrel of light sweet crude (contract 1) and CPG is net of credit card fees and repairs and maintenance
FY2006
FY2007
FY2008
FY2009
¢
¢
¢
¢
¢
¢
¢
FY2010

18
16
14
12
10
8
6
4
2
0
13.4¢
12.3¢
13.2¢
12.5¢
10.4¢
12.5¢
12.0¢
14.3¢
15.9¢
10.9¢
12.4¢
15.0¢
12.9¢
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Annual CPG tends to remain relatively stable

Fiscal Year
_____________________
Note: Shaded area represents average historical CPG range and CPG is net of credit card fees and repairs and maintenance.
Annual Net CPG Margins Typically Range from 12.0¢ to 13.5¢
¢
¢
¢
¢
¢
¢
¢
¢
¢
¢

15 ¢
14 ¢
13 ¢
12 ¢
11 ¢
10 ¢
13.4¢
13.4¢
12.9¢
3 Yr
5 Yr
10 Yr

Historical averages reinforce the stability

Historical CPG Averages
_____________________
Note: Historical averages are non-weighted averages of each fiscal year.  CPG is net of credit card fees and repairs and maintenance

Financial Flexibility

■ Meaningful liquidity
 } $201 million in cash-on-hand
 } $225 million revolver - $0 drawn, approximately $106 million available after LOCs
■ Long-term debt profile; earliest maturity is the convertible debt in
 November 2012
■ Covenant-light bank facility
 } 6.25x Adj. Net Debt / EBITDAR Leverage
 } 2.25x Interest Coverage
_____________________
Note: Balance Sheet data as of September 30, 2010

Key Strategies

■ Improve comp sales and merchandise gross margin with focus on Coffee and Meals & Snacks
■ Invest in technology to drive effectiveness and efficiency
■ 2% to 4% annual store growth target
■ Accelerate EBITDA and cash flow growth

Appendix

($ in mm)	2010	2009	2008	2007	2006	2005
Adjusted EBITDA	238	281	250	215	279	219
Gain (loss) on extinguisment of debt	(1)	4	-	(2)	(2)	-
Interest on lease finance obligations	(42)	(42)	(41)	(32)	(22)	(20)
Interest expense - all other, net	(44)	(47)	(52)	(45)	(37)	(34)
Depreciation and amortization	(121)	(109)	(108)	(96)	(76)	(64)
Goodwill and other impairment charges	(267)	(2)	(3)	(1)	(0)	(5)
Income tax benefit (expense)	71	(31)	(17)	(15)	(56)	(37)
Net income (loss)	(166)	54	29	24	87	58

Reconciliation of Non-GAAP Measures

Adjusted EBITDA Reconciled to Net Income/(Loss)

($ in mm)	2010	2009	2008	2007	2006	2005
Adjusted EBITDA	$ 238	$ 281	$ 250	$ 215	$ 279	$ 219
Gain (loss) on extinguisment of debt	(1)	4	-	(2)	(2)	-
Interest on lease finance obligations	(42)	(42)	(41)	(32)	(22)	(20)
Interest expense - all other, net	(44)	(47)	(52)	(45)	(37)	(34)
Income tax benefit (expense)	71	(31)	(17)	(15)	(56)	(37)
Stock-based compensation expense	3	6	3	4	3	-
Changes in operating assets and liabilities	(14)	(18)	(6)	6	(19)	(7)
Non-cash loss on extinguishment of debt	-	-	-	2	2	-
Other	(57)	16	21	7	5	14
Net cash provided by operating activities	$ 155	$ 169	$ 158	$ 141	$ 154	$ 134
Net cash used in investing activities	$ (98)	$ (166)	$ (116)	$ (529)	$ (219)	$ (166)
Net cash provided by (used in) financing activities	$ (27)	$ (51)	$ 104	$ 339	$ 74	$ 36

Reconciliation of Non-GAAP Measures

Adjusted EBITDA Reconciled to Cash Flows